THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln National Variable Annuity Account H
Lincoln Life & Annuity Variable Annuity Account H

American Legacy Shareholder’s Advantage®
American Legacy® Design
American Legacy® Signature
American Legacy® Series

Supplement dated May 16, 2017 to the May 1, 2017 Prospectus

This Supplement provides clarification regarding certain provisions outlined in the Investment Requirements section of your May 1, 2017 individual variable annuity prospectus. All other provisions not discussed herein continue to apply.  This Supplement is for clarification only and requires no action on your part.

The Contracts - Investment Requirements – Investment Requirements for other Living Benefit Riders purchased on or after August 29, 2016 (October 3, 2016 for existing Contractowners) for any contracts purchased prior to May 22, 2017. The second and third paragraphs of this section of Investment Requirements are replaced with the following paragraphs:

As an alternative, to satisfy these Investment Requirements, for contracts issued between August 29, 2016 and January 9, 2017, you may allocate 100% of your Contract Value or Account Value to the American Funds Asset Allocation Fund (85%) and the American Funds U.S. Government/AAA-Rated Securities Fund (15%).

For contracts issued between January 9, 2017 and May 22, 2017, you may satisfy these Investment Requirements by allocating 100% of the Contract Value or Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements   applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Please retain this Supplement for future reference.